UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 10, 2008

AGL RESOURCES INC.
(Exact name of registrant as specified in its charter)

Georgia	1-14174	58-2210952
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Ten Peachtree Place NE, Atlanta, Georgia 30309
(Address and zip code of principal executive offices)

404-584-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 10, 2008, the Board of Directors approved an amendment to the Company’s bylaws.  The amendment to Section 2.3.3 of Article II of the Company’s bylaws changes the effective termination date of a Director in connection with the attainment of the mandatory retirement age for directors.  The amended bylaw provides that a Director who attains his or her seventy-fifth (75th) birthday, shall upon completion of the term for which he or she was elected a Director, cease to be an active Director.  The previous bylaw provision mandated a resignation effective as of the annual meeting of shareholders next following the date of the Director’s seventy-fifth birthday.

The amendments to the bylaws are effective as of December 10, 2008.  A copy of the bylaws is filed with this Form 8-K as Exhibit 3.2.

Item 9.01                      Financial Statements and Exhibits.

(d)         Exhibits

Exhibit No.	Description

3.2	Bylaws, as amended on December 10, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGL RESOURCES INC.
(Registrant)
Date: December 16, 2008	/s/ Paul R. Shlanta
Paul R. Shlanta Executive Vice President and General Counsel and Chief Ethics and Compliance Officer

Exhibit Index

Exhibit No.	Description

3.2	Bylaws, as amended on December 10, 2008